UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008

ReGen Biologics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20805	23-2476415

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Hackensack Avenue
Hackensack, NJ	07601

(Address of principal executive offices)	(Zip Code)

(201) 651-5140
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 22, 2008, ReGen Biologics, Inc. (the “Registrant”) issued a press release relating to the recent U.S. Food and Drug Administration (“FDA”) clearance to market its collagen scaffold device, which release is attached hereto as Exhibit 99.1. The press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On December 18, 2002, the FDA determined that the Registrant’s collagen scaffold device, intended for use in surgical procedures for the reinforcement and repair of soft tissue injuries of the medial meniscus, is substantially equivalent to a legally marketed predicate device.  Accordingly, the FDA granted the Registrant approval to begin marketing its device subject to relevant provisions of the Federal Food, Drug, and Cosmetic Act and other applicable regulations. The FDA’s clearance letter is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements And Exhibits.

(d) Exhibits

99.1	Press Release of ReGen Biologics, Inc., dated December 22, 2008.

99.2	FDA Clearance Letter, dated December 18, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOLOGICS, INC.

By:	/s/ Brion D. Umidi
Name:	Brion D. Umidi
Title:	Senior Vice President and
Chief Financial Officer

Dated: December 23, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of ReGen Biologics, Inc., dated December 22, 2008.
99.2	FDA Clearance Letter, dated December 18, 2008.